SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

June 28, 2002

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of June 1, 2002, providing for the issuance of Mortgage Pass-Through Certificates, Series 2002-13)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-82904	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 526-7000

101 Hudson Street, 33rd Floor, Jersey City, New Jersey, 07302

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82904) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $291,528,239 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-AP, Class 1-AX, Class 1-PAX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 3-A1, Class 3-A2, Class AP, Class AX, Class PAX, Class B1, Class B2, Class BX, Class B3 and Class R, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-13 on June 28, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated March 22, 2002, as supplemented by the Prospectus Supplement dated June 26, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2002, among Structured Asset Securities Corporation, as depositor, Citibank, N.A., as trustee and Aurora Loan Services Inc., as master servicer.  The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A4, Class 1-A5, Class 1-AP, Class 1-AX, Class 1-PAX, Class 2-A1, Class 2-A2, Class 2-A3, Class 2-A4, Class 2-A5, Class 3-A1, Class 3-A2, Class AP, Class AX, Class PAX, Class B1, Class B2, Class BX, Class B3, Class B4, Class B5, Class B6, Class P, Class E and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of one pool of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $295,670,584 as of June 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement dated June 26, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of June 1, 2002, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A., as Trustee and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Servicing Agreement dated as of June 1, 2002, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, and Lehman Brothers Bank, FSB, as a Seller.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

     CORPORATION

By:  /s/ Daniel E. Israeli

       Name: Daniel Israeli

       Title:   Vice President

Dated:  June 28, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement dated June 26, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

4.1

Trust Agreement dated as of June 1, 2002, among Structured Asset Securities Corporation, as Depositor, Citibank, N.A.,   as Trustee, and Aurora Loan Services Inc., as Master Servicer.

99.1

Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement dated as of June 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Servicing Agreement, dated as of June 1, 2002, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, and Lehman Brothers Bank, FSB, as a Seller.